Babson Capital Corporate Investors
Report for the Nine Months Ended September 30, 2015

Adviser Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189 Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Transfer Agent & Registrar DST Systems, Inc. P.O. Box 219086 Kansas City, ouri 64121-9086 1-800-647-7374 Internet Website www.babsoncapital.com/mci

Counsel to the Trust Ropes & Gray LLP Boston, Massachusetts 02110 Custodian State Street Bank and Trust Company Boston, Massachusetts 02116	Babson Capital Corporate Investors c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Babson Capital Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC (“Babson Capital”) manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website: http://www.babsoncapital.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website: http://www.babsoncapital.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly be federal or state securities laws that may not be waived.

Babson Capital Corporate Investors

TO OUR SHAREHOLDERS
October 31, 2015

We are pleased to present the September 30, 2015 Quarterly Report of Babson Capital Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on November 13, 2015 to shareholders of record on November 4, 2015. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.22 per share of net investment income, including $0.03 per share of non-recurring charges, for the third quarter of 2015, compared to $0.36 per share, including $0.11 of non-recurring income, in the previous quarter.

During the third quarter, the net assets of the Trust decreased to $288,625,613 or $14.70 per share, compared to $293,410,574 or $14.97 per share on June 30, 2015. This translates into a 0.2% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 9.0%, 13.0%, 13.3%, 11.5%, and 13.9% for the 1-, 3-, 5-, 10-, and 25-year time periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased 1.4% during the quarter, from $16.07 per share as of June 30, 2015 to $16.29 per share as of September 30, 2015. The Trust’s market price of $16.29 per share equates to a 10.8% premium over the September 30, 2015 net asset value per share of $14.70. The Trust’s average quarter-end premium for the 3-, 5- and 10-year periods was 10.7%, 15.6% and 12.6%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, decreased 11.9% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, decreased 4.9% for the quarter.

The Trust closed four new private placement investments, as well as one add-on investment in an existing portfolio company, during the third quarter. The four new investments were in Aurora Parts & Accessories LLC, MC Sign Holdings LLC, Sunvair Aerospace Group, Inc. and Westminster Acquisition LLC, while the add-on investment was in Merex Holding Corporation. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $9,449,000.

After two strong quarters of new investment activity for the Trust, new deal closings in the third quarter were comparatively lower. Middle market merger and acquisition activity, a key driver of deal flow for the Trust, was slower in the third quarter than it had been in the prior two quarters. This sluggishness persisted into the fourth quarter, although we believe recent signs indicate a pick up as we approach year-end. Overall, we are pleased with the amount of new investment activity for the Trust in 2015. We expect to at least match last year’s level of new deal closings. The dark cloud on the horizon, however, continues to be the high purchase prices and leverage levels that are common in buyout transactions today. Average purchase price multiples for small companies, which had been at their highest levels in the past 15 years, went even higher in the third quarter. Leverage multiples have also been worrisomely high and, in the third quarter, actually exceeded the peaks we saw back in 2007. Though we are actively making new investments on behalf of the Trust in this market, we do so cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are not willing to provide financial leverage at levels that we believe are imprudent. This approach has served us well over the long term and through all kinds of market cycles.

The condition of the Trust’s existing portfolio remained solid through the third quarter. We once again had more credit upgrades than downgrades during the quarter. The number of companies on our watch list and in default continues to be at or near the lowest level we have seen over the last five years. We exited six investments during the quarter, and benefited from the partial sale of our holdings in one additional company. We continue to have a backlog of portfolio companies that are in the process of being sold, with two companies already having been sold in October and a few more expected to close by year-end. We had three portfolio companies fully or partially prepay their debt instruments held by the Trust during the quarter. This lower level of prepayment activity is welcome after the unprecedented levels of prepayments we experienced in 2013 and early 2014.

(Continued)

The Trust was able to maintain its $0.30 per share quarterly dividend for the third quarter even though net investment income per share, excluding non-recurring items, was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the third quarter of 2013. As we have discussed in prior reports, net investment income has been down due to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exit and prepayment activity that occurred in 2013 and 2014. Despite several strong quarters of new investment activity, we have not been able to grow the portfolio enough to offset this ongoing effect. It is unlikely that we will be able to rebuild the private portfolio back to its former size and net income-producing capability in the near term. We have been able to maintain the $0.30 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust’s dividend-paying ability tends to be correlated with its recurring earnings capacity. Absent non-recurring items, earnings available for the quarterly dividend would have been $0.25 per share for the third quarter. This quarter, the Trust’s earnings were impacted by $0.03 per share of non-recurring charges, which required utilization of $0.08 per share of earnings carry-forwards to maintain the $0.30 per share quarterly dividend. The Trust’s earnings carry-forward was effectively depleted this quarter. Fortunately, though we cannot rely on non-recurring income due to its unpredictable nature, it seems likely that we will realize additional non-recurring income in the fourth quarter, which we believe will enable us to maintain the $0.30 per share dividend for the fourth quarter. However, it continues to appear likely that we will have to reduce the dividend from the current $0.30 per share quarterly rate in 2016. As we move forward, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Corporate Investors.

Sincerely,

Michael L. Klofas
President

Portfolio Composition as of 9/30/15*

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Corporate Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $190,945,942)	$196,449,025
Corporate restricted securities at market value
(Cost - $54,373,028)	52,019,398
Corporate public securities at market value
(Cost - $47,572,460)	43,981,048
Short-term securities at amortized cost	4,999,531

Total investments (Cost - $297,890,961)	297,449,002
Cash	20,470,581
Interest receivable	3,035,253
Other assets	5,499
Total assets	320,960,335

Liabilities:
Note payable	30,000,000
Investment advisory fee payable	901,955
Tax payable	661,954
Interest payable	202,400
Deferred tax liability	193,230
Accrued expenses	375,183
Total liabilities	32,334,722

Total net assets	$288,625,613

Net Assets:
Common shares, par value $1.00 per share	$19,633,590
Additional paid-in capital	116,011,504
Retained net realized gain on investments, prior years	142,769,539
Undistributed net investment income	6,072,103
Accumulated net realized gain on investments	4,774,066
Net unrealized depreciation of investments	(635,189)
Total net assets	$288,625,613

Common shares issued and outstanding (28,054,782 authorized)	19,633,590

Net asset value per share	$14.70

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2015
(Unaudited)

Investment Income:
Interest	$18,896,148
Dividends	762,494
Other	186,571
Total investment income	19,845,213

Expenses:
Investment advisory fees	2,735,286
Interest	1,188,000
Trustees’ fees and expenses	257,500
Professional fees	186,002
Reports to shareholders	69,500
Custodian fees	26,876
Other	343,141
Total expenses	4,806,305

Investment income - net	15,038,908

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	4,435,220
Income tax expense	(98,714)

Net realized gain on investments after taxes	4,336,506
Net change in unrealized depreciation of investments before taxes	(1,620,304)
Net change in deferred income tax expense	961,600
Net change in unrealized depreciation of investments after taxes	(658,704)
Net gain on investments	3,677,802
Net increase in net assets resulting from operations	$18,716,710

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors
CONSOLIDATED STATEMENT OF CASH FLOW
For the nine months ended September 30, 2015
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$11,612,296
Purchases of portfolio securities	(66,256,102)
Proceeds from disposition of portfolio securities	69,218,110
Interest, dividends and other income received	17,997,627
Interest expense paid	(1,188,000)
Operating expenses paid	(3,511,094)
Income taxes paid	(3,779,878)
Net cash provided by operating activities	24,092,959

Cash flows from financing activities:
Cash dividends paid from net investment income	(17,610,363)
Receipts for shares issued on reinvestment of dividends	1,528,977
Net cash used for financing activities	(16,081,386)

Net increase in cash	8,011,573
Cash - beginning of year	12,459,008
Cash - end of period	$20,470,581

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$18,716,710
Decrease in investments	9,894,433
Increase in interest receivable	(194,471)
Decrease in other assets	32,128
Decrease in receivable for investments sold	179,712
Increase in investment advisory fee payable	26,548
Decrease in tax payable	(3,681,164)
Decrease in deferred tax liability	(961,600)
Increase in accrued expenses	80,663
Total adjustments to net assets from operations	5,376,249

Net cash provided by operating activities	$24,092,959

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 09/30/2015 (Unaudited)	For the year ended 12/31/2014
Increase in net assets:
Operations:
Investment income - net	$15,038,908	$23,984,946
Net realized gain on investments after taxes	4,336,506	8,854,438
Net change in unrealized depreciation of investments after taxes	(658,704)	(84,222)

Net increase in net assets resulting from operations	18,716,710	32,755,162

Increase from common shares issued on reinvestment of dividends
Common shares issued (2015 - 100,174; 2014 - 139,761)	1,528,977	2,065,868

Dividends to shareholders from:
Net investment income (2015 - $0.60 per share; 2014 - $1.20 per share)	(11,750,338)	(23,378,280)
Total increase in net assets	8,495,349	11,442,750

Net assets, beginning of year	280,130,264	268,687,514

Net assets, end of period/year (including undistributed net investment income of $6,072,103 and $2,783,533, respectively)	$288,625,613	$280,130,264

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/2015		For the years ended December 31,
	(Unaudited)		2014	2013	2012	2011 (a)
Net asset value:
Beginning of year	$14.34		$13.85	$13.38	$12.69	$12.56

Net investment income (b)	0.77		1.23	1.18	1.28	1.29
Net realized and unrealized gain (loss) on investments	0.19		0.45	0.48	0.69	0.17

Total from investment operations	0.96		1.68	1.66	1.97	1.46

Dividends from net investment income to common shareholders	(0.60)		(1.20)	(1.20)	(1.25)	(1.34)
Dividends from realized gain on investments to common shareholders	—		—	—	(0.05)	(0.01)
Increase from dividends reinvested	0.00	(c)	0.01	0.01	0.02	0.02

Total dividends	(0.60)		(1.19)	(1.19)	(1.28)	(1.33)

Net asset value: End of period/year	$14.70		$14.34	$13.85	$13.38	$12.69

Per share market value:
End of period/year	$16.29		$15.89	$14.93	$15.28	$17.99

Total investment return
Net asset value (d)	6.73%		13.78%	12.76%	17.07%	12.00%
Market value (d)	6.59%		16.53%	5.93%	(7.11%)	27.92%
Net assets (in millions):
End of period/year	$288.63		$280.13	$268.69	$257.38	$241.94
Ratio of total expenses to average net assets	2.27	% (f)	3.66%	2.42%	3.17%	2.42%
Ratio of operating expenses to average net assets	1.68	% (f)	1.65%	1.64%	1.66%	1.62%
Ratio of interest expense to average net assets	0.55	% (f)	0.57%	0.59%	0.63%	0.64%
Ratio of income tax expense to average net assets (e)	0.04	% (f)	1.44%	0.19%	0.88%	0.16%
Ratio of net investment income to average net assets	6.97	% (f)	8.57%	8.50%	9.78%	9.91%
Portfolio turnover	22%		38%	34%	34%	21%
___________
(a)	Per share amounts were adjusted to reflect a 2:1 stock split effective February 18, 2011.
(b)	Calculated using average shares.
(c)	Rounds to less than $0.01 per share.
(d)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(e)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

(f)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$10,621	$10,338	$9,956	$9,579	$9,065

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2015
(Unaudited)

Corporate Restricted Securities - 86.09%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 68.06%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 10/17/2019	$1,650,486	10/17/12	$1,628,283	$1,642,452
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	245,450	220,361
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	—
			1,901,006	1,862,813

A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 12/21/2020	$2,001,806	12/20/13	1,969,701	2,021,824
Limited Liability Company Unit Class A (B)	5,843 uts.	*	290,317	635,449
Limited Liability Company Unit Class B (B)	2,793 uts.	10/09/09	100,114	303,750
* 10/09/09 and 12/20/13.			2,360,132	2,961,023

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 12/20/2016 (D)	$735,000	05/15/08	724,402	709,275
13% Senior Subordinated Note due 12/20/2016 (D)	$735,000	05/15/08	673,096	—
Common Stock (B)	105,000 shs.	05/15/08	105,000	—
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	—
			1,564,893	709,275

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$436,364	08/01/12	405,531	436,364
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	510,274
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	86,045
			807,401	1,032,683

ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	64 uts.	11/09/12	—	—

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	374,310
* 12/07/12 and 07/11/13.

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	287 shs.	12/27/07	$141,915	$612,793
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	112,161
			182,715	724,954

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$2,411,247	03/27/15	2,366,496	2,431,716
Preferred Stock (B)	2,276 shs.	03/27/15	227,558	224,185
Common Stock (B)	703 shs.	03/27/15	703	—
			2,594,757	2,655,901

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$2,955,225	11/18/14	2,902,855	2,886,420
Limited Liability Company Unit	583 uts.	11/18/14	583,000	417,230
			3,485,855	3,303,650

American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 03/31/2020 (D)	$2,337,496	*	2,337,242	—
Preferred Class A Unit (B)	3,223 uts.	**	322,300	—
Preferred Class B Unit (B)	1,526 uts.	06/09/08	152,626	—
Common Class B Unit (B)	30,420 uts.	01/22/04	1	—
Common Class D Unit (B)	6,980 uts.	09/12/06	1	—
* 01/22/04 and 06/09/08.			2,812,170	—
** 01/22/04 and 09/16/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	272,727	727,210

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
9.5% Second Lien Term Loan due 09/17/2019	$3,500,000	03/30/15	3,453,466	3,357,458

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$3,404,890	*	$3,359,917	$3,412,146
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	1,117,612
* 05/21/13 and 08/01/14.			4,407,817	4,529,758

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,014,348	3,053,843
Preferred Stock (B)	425 shs.	08/17/15	424,875	425,875
Common Stock (B)	425 shs.	08/17/15	425	425
			3,439,648	3,479,143

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 07/31/2021 (D)	$1,015,684	07/31/14	996,694	—
Limited Liability Company Unit	75,000 uts.	07/31/14	750,000	—
			1,746,694	—

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$536,170	10/12/12	529,984	536,170
13% Senior Subordinated Note due 09/30/2019	$736,434	10/12/12	699,905	751,162
Common Stock (B)	114,894 shs.	10/12/12	114,894	281,107
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	111,289
			1,390,269	1,679,728

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% Senior Subordinated Note due 06/30/2021	$3,193,732	06/30/15	3,131,922	3,184,676
Common Stock (B)	2,876 shs.	06/30/15	318,200	343,881
			3,450,122	3,528,557

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	100,000	554,580
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	552,970
			500,000	1,107,550

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note 11/01/2019	$3,390,252	*	$3,244,352	$3,424,155
Preferred Stock (B)	3,241 shs.	*	324,054	369,740
Preferred Stock (B)	1,174 shs.	*	116,929	133,960
Common Stock (B)	337 shs.	*	35,673	178,378
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	137 shs.	*	13,033	72,574
* 05/09/13 and 11/01/13.			3,734,041	4,178,807

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$2,295,523	01/19/11	2,238,536	2,295,523
14% Senior Subordinated Note due 08/03/2019	$599,615	08/03/12	592,127	599,615
Common Stock (B)	1,125 shs.	01/19/11	112,500	173,785
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	136,606
			3,030,913	3,205,529

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$567,114	03/26/12	556,923	548,960
10% Senior Subordinated Note due 09/15/2099	$20,058	09/15/14	20,058	18,798
Common Stock (B)	3,981 shs.	*	398,100	98,468
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	4,254
* 03/26/12, 05/25/12 and 06/19/12.			992,301	670,480

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% Senior Subordinated Note due 09/30/2021	$3,229,814	10/01/14	3,172,206	3,229,814
Common Stock (B)	3,182 shs.	10/01/14	318,182	234,012
			3,490,388	3,463,826

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	995,015

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
13% Senior Subordinated Note due 10/4/2020	$3,068,134	03/04/15	$3,011,940	$2,973,953
Limited Liability Company Unit (B)	467 uts.	03/04/15	466,700	417,034
			3,478,640	3,390,987

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	164,469
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	129,550
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	—	1,551,009
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	—	47,374
			268,919	1,892,402

CTM Holding, Inc.
A leading owner and operator of coin-operated children’s rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$2,498,648	11/22/13	2,461,752	2,445,299
Common Stock (B)	155 shs.	11/22/13	886,364	744,592
			3,348,116	3,189,891

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	296 shs.	10/26/09	295,550	477,123
Preferred Stock Series A (B)	216 shs.	10/27/09	197,152	348,604
Common Stock (B)	72 shs.	10/26/09	72,238	275,499
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	53 shs.	10/27/09	48,608	201,285
			613,548	1,302,511

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$3,286,516	05/04/12	3,247,458	3,286,516
Preferred Stock (B)	61 shs.	05/04/12	605,841	749,360
Common Stock (B)	61 shs.	05/04/12	67,316	109,932
			3,920,615	4,145,808

Dunn Paper
A provider of specialty paper for niche product applications.
Preferred Stock (B)	530 shs.	12/30/14	530,303	908,823

E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	660 shs.	01/08/08	329,990	609,223

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
Common Stock (B)	150 shs.	02/01/10	$150,000	$463,230
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	358 shs.	02/01/10	321,300	1,104,495
			471,300	1,567,725

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$2,641,938	11/21/14	2,588,325	2,721,196
Limited Liability Company Unit (B)	467 uts.	11/19/14	145,833	148,614
			2,734,158	2,869,810

EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 07/26/2019	$584,258	07/26/13	575,803	590,101
Common Stock (B)	3,069 shs.	07/26/13	306,947	920,850
			882,750	1,510,951

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$1,930,321	04/04/14	1,900,162	1,917,975
Common Stock (B)	63 shs.	04/04/14	157,314	169,911
			2,057,476	2,087,886

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	214,053
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	456,260
			226,255	670,313

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	—	483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	698,488
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	87,569
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	79,415
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	152,699
			630,281	1,501,526

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
11.5% Senior Subordinated Note due 11/01/2020	$2,929,728	05/01/15	$2,874,767	$2,934,200
Common Stock (B)	300 shs.	05/01/15	300,485	257,070
			3,175,252	3,191,270

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	343,952

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	219,078
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	137,779
			184,049	356,857

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$3,225,975	03/27/14	3,174,033	3,171,258
Common Stock (B)	31,500 shs.	03/27/14	315,000	304,539
			3,489,033	3,475,797

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% Senior Subordinated Note due 03/27/2019	$2,855,932	03/27/13	2,818,916	2,855,932
Common Stock (B)	2,835 shs.	03/27/13	283,465	378,804
			3,102,381	3,234,736

GlynnDevins Acquisition Corporation
A marketing communications agency that service senior living facilities.
13% Senior Subordinated Note due 12/19/2020	$1,600,610	06/19/15	1,570,157	1,591,049
Preferred Stock Series A (B)	695 shs.	06/19/15	143,414	143,415
Common Stock (B)	695 shs.	06/19/15	5,976	4,864
			1,719,547	1,739,328

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
12% Senior Subordinated Note due 04/30/2021	$3,145,270	10/31/14	3,088,537	3,239,628
Common Stock (B)	355 shs.	10/31/14	354,730	435,353
			3,443,267	3,674,981

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$1,455,729	02/05/14	$1,373,514	$1,406,534
Common Stock (B)	1,693 shs.	02/05/14	169,271	168,968
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	79,344
			1,616,418	1,654,846

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$2,916,667	12/19/14	2,863,137	2,853,049
Limited Liability Company Unit Preferred (B)	583 uts.	12/19/14	583,336	552,348
Limited Liability Company Unit Common Class A (B)	5,833 uts.	12/19/14	—	—
			3,446,473	3,405,397

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$2,211,488	02/14/14	2,176,943	2,255,718
12% Senior Subordinated Note due 08/14/2019	$875,000	06/22/15	866,717	873,395
Preferred Stock Series A (B)	5,169 shs.	02/14/14	245,217	257,934
Common Stock (B)	1,666 shs.	02/14/14	1,667	342,380
			3,290,544	3,729,427

Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
Common Stock (B)	1,552 shs.	03/09/12	155,172	264,094

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 01/17/2020	$3,152,338	01/17/14	3,103,793	3,175,574
Limited Liability Company Unit (B)	203 uts.	01/17/14	203,125	157,669
			3,306,918	3,333,243

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 03/15/2018	$1,687,500	04/15/13	1,621,610	1,665,666
Limited Liability Company Unit (B)	563 uts.	04/15/13	562,500	445,059
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	89,224 shs.	04/15/13	77,625	70,593
			2,261,735	2,181,318

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	—	—
			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 08/19/2016	$2,075,581	08/19/08	2,046,011	2,029,280
Common Stock (B)	474 shs.	08/19/08	474,419	65,240
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	16,862
			2,634,203	2,111,382

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$2,871,318	09/27/12	2,834,094	2,849,138
Limited Liability Company Unit Class A Preferred (B)	2,705 uts.	09/27/12	270,542	358,696
Limited Liability Company Unit Class A Common (B)	2,185 uts.	09/27/12	2,185	51,414
			3,106,821	3,259,248

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	279 shs.	10/27/11	278,561	602,700

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/04/2020	$2,177,642	11/10/14	2,138,944	2,164,030
Common Stock (B)	4,667 shs.	11/10/14	466,667	376,810
			2,605,611	2,540,840

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	389,064

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	495 shs.	12/20/10	$495,000	$724,870
Preferred Stock B (B)	0.17 shs.	12/20/10	—	245
Common Stock	100 shs.	12/20/10	5,000	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share	36 shs.	12/20/10	316,931	218,161
			816,931	943,276

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/11/2019	$2,684,783	12/11/13	2,644,456	2,738,479
Limited Liability Company Unit Class A (B)	565 uts.	12/11/13	278,515	1,223,588
			2,922,971	3,962,067

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$2,640,273	12/05/12	2,604,941	2,242,128
Limited Liability Company Unit (B)	2,493,253 uts.	12/05/12	557,301	64,326
			3,162,242	2,306,454

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	305 shs.	12/23/11	—	—
Preferred Stock Series B	86 shs.	12/23/11	—	—
Common Stock	489 shs.	*	19,565	403,355
* 12/23/11 and 06/30/14.			19,565	403,355

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	134,210 shs.	05/24/06	134,210	152,530
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	93,599
			205,744	246,129

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	—	132,191
Common Stock (B)	667 shs.	07/15/08	539,502	723,110
			539,502	855,301

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	24,109 uts.	*	$314,464	$620,968
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	86,929
* 05/04/07 and 01/02/08.			357,495	707,897

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 01/15/2018	$1,259,914	01/15/10	1,193,232	1,208,952
15% Senior Subordinated Note due 01/15/2018	$347,920	10/05/10	345,173	319,008
Common Stock (B)	106 shs.	10/05/10	106,200	120,956
Common Stock Class B (B)	353 shs.	01/15/10	352,941	401,978
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	355,748
			2,281,284	2,406,642

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,767,288	04/17/15	1,746,901	1,748,221
Limited Liability Company Unit (B)	9 uts.	04/17/15	1,356,658	1,394,769
			3,103,559	3,142,990

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% Senior Subordinated Note due 09/15/2021	$1,544,100	09/22/15	1,513,307	1,540,829
Limited Liability Company Unit Class B (B)	205,900 uts.	09/22/15	205,900	205,900
			1,719,207	1,746,729

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	126 uts.	08/29/08	87,177	171,385
Common Unit Class A (B)	1,268 uts.	08/29/08	1,268	290,565
Common Unit Class B (B)	497 uts.	08/29/08	120,064	113,987
			208,509	575,937

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019	$1,362,886	09/22/11	$1,345,996	$1,307,196
15% Senior Subordinated Note due 04/30/2022	$71,517	08/18/15	71,517	57,214
Limited Liability Company Unit Series A (B)	684 uts.	05/07/14	44,281	—
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	—
			1,929,627	1,364,410

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$2,217,492	09/30/14	2,177,821	2,222,193
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	580,161
			2,623,276	2,802,354

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$3,066,019	11/02/12	3,025,630	3,073,571
Common Stock (B)	107 shs.	11/02/12	107,143	81,576
			3,132,773	3,155,147

Money Mailer
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
Preferred Stock	2,704,364 shs.	12/10/14	2,663,799	2,704,364

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$2,961,902	11/30/10	2,934,804	2,961,902
Limited Liability Company Unit Class B-1 (B)	225,000 uts.	11/30/10	—	266,735
Limited Liability Company Unit Class B-2 (B)	20,403 uts.	11/30/10	—	24,188
			2,934,804	3,252,825

NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	809 shs.	12/20/12	578,174	304,828

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$1,530,000	02/02/07	$1,528,962	$1,474,737
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810	—
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	—
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	—
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	81,469
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	196 uts.	12/10/14	196,263	198,419
* 12/18/08 and 09/30/09.			3,146,908	1,754,625

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	3,287 uts.	*	328,679	360,025
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	4,920 shs.	*	492,016	538,939
* 07/09/09 and 08/09/10.			820,695	898,964

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	259,635
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	141,413
Common Stock (B)	1,032 shs.	06/04/10	1,032	36,460
			260,470	437,508

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	111,508	3,506,431
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	190,290
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	—
			2,536,588	3,696,721

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	375,000 uts.	11/29/12	$375,000	$391,950

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$2,128,048	07/31/14	2,092,558	2,095,579
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	258,237
			2,393,043	2,353,816

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$3,266,800	05/29/15	3,204,622	3,282,127
Limited Liability Company Unit Preferred (B)	2,332 uts.	05/29/15	233,200	235,244
Limited Liability Company Unit Common (B)	2,332 uts.	05/29/15	—	13,233
			3,437,822	3,530,604

PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$2,309,296	11/20/14	2,268,413	2,359,799
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	687,666
			2,618,413	3,047,465

R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 01/02/2017	$94,270	01/02/14	410,667	89,556
Limited Liability Company Unit (B)	2,828 uts.	12/15/06	282,810	—
Limited Liability Company Unit Class B Common (B)	10 uts.	01/02/14	414,787	—
Limited Liability Company Unit Class B-1 Preferred (B)	18 uts.	01/02/14	707,024	707,022
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	3 shs.	12/15/06	131,483	—
			1,946,771	796,578

Randy’s Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$2,304,719	05/12/15	2,261,582	2,277,535
Common Stock (B)	240 shs.	05/12/15	240,388	213,086
			2,501,970	2,490,621

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	40,643 uts.	*	406,432	758,020
* 10/21/11 and 08/03/12.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	6,294 shs.	03/30/12	$251,758	$338,471
Common Stock (B)	2,949 shs.	03/30/12	29,492	320,226
			281,250	658,697

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	181,221	598,099
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	244,329
			249,179	842,428

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	651,520
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	165,052
* 08/31/07 and 03/06/08.			620,933	816,572

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019 (D)	$1,477,388	10/18/13	1,452,295	—
Common Stock (B)	1,681 shs.	10/18/13	168,100	—
			1,620,395	—

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$2,119,565	12/13/13	2,084,412	2,132,906
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	502,559
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	83,913
			2,462,334	2,719,378

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% Senior Subordinated Note due 07/31/2021	$2,466,440	07/31/15	2,417,111	2,453,177
Common Stock (B)	139 shs.	07/31/15	158,560	150,636
			2,575,671	2,603,813

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 12/14/2017	$3,179,507	12/14/10	$3,106,027	$3,179,507
14% Senior Subordinated PIK Note due 12/14/2017	$330,771	08/17/12	325,382	328,181
Common Stock (B)	115 shs.	12/14/10	114,504	123,935
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	120,958
			3,657,660	3,752,581

Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
16% Senior Subordinated Note due 02/26/2019	$4,547,388	09/02/08	4,459,003	4,547,388
Preferred Stock Series D (B)	485 shs.	02/27/13	48,503	—
Redeemable Preferred Stock Series A (B)	1,280 shs.	10/03/08	12,523	—
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	12,803 shs.	09/02/08	112,693	—
			4,632,722	4,547,388

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$2,006,491	12/05/13	—	1,906,167
15% Senior Subordinated Note due 12/05/2020 (D)	$88,396	12/05/13	414,051	79,557
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	—
			414,051	1,985,724

Transpac Holding Company
A designer, importer and wholesaler of home dйcor and seasonal gift products.
8% Senior Subordinated Note due 10/31/2015 (D)	$1,773,006	10/31/07	1,717,521	—
Common Stock (B)	209 shs.	10/31/07	208,589	—
Warrant, exercisable until 2015, to purchase common stock at $.01 per share (B)	94 shs.	10/31/07	87,607	—
			2,013,717	—

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$3,089,336	07/05/13	3,046,699	3,089,336
Limited Liability Company Unit Preferred Class A (B)	295,455 uts.	07/05/13	295,455	379,240
			3,342,154	3,468,576

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$2,276,910	01/23/15	$2,235,100	$2,134,745

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	767,881 uts.	10/29/09	348,058	—
Class C Unit (B)	850,000 uts.	10/29/09	780,572	552,078
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	—
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	—
* 07/19/04 and 10/29/09.			1,744,787	552,078

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	7,368 shs.	03/31/14	736,842	1,186,063

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$3,175,092	11/30/06	1,638,669	1,587,546
Common Stock (B)	191 shs.	11/30/06	191,250	—
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	—
			1,916,412	1,587,546

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% Senior Subordinated Note due 02/03/2020	$752,401	08/03/15	737,810	746,552
Limited Liability Company Unit (B)	751,212 uts.	08/03/15	751,212	751,212
			1,489,022	1,497,764

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
Common Stock (B)	616 shs.	12/16/10	616,438	417,911
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	166 shs.	12/16/10	148,003	112,295
			764,441	530,206

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$2,811,087	11/03/11	$2,782,086	$2,839,198
Common Stock	4,500 shs.	11/03/11	450,000	572,295
			3,232,086	3,411,493

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$3,154,616	03/04/15	3,096,214	3,080,690
Common Stock (B)	3,723 shs.	03/04/15	372,300	351,700
			3,468,514	3,432,390

Total Private Placement Investments (E)			$190,945,942	$196,449,025

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 18.03%:

Bonds - 18.00%
Altice S.A.	7.750%	05/15/22	$1,000,000	$1,000,000	$910,000
Amsted Industries	5.375	09/15/24	520,000	520,000	505,700
Anixter, Inc.	5.500	03/01/23	1,000,000	1,000,000	985,000
Ashtead Group plc	6.500	07/15/22	385,000	404,125	402,325
Audatex North America, Inc.	6.125	11/01/23	437,000	455,145	439,185
Belden Inc.	5.250	07/15/24	410,000	410,000	379,250
Beverage Packaging Holdings	6.000	06/15/17	730,000	730,000	714,487
Brunswick Corporation	4.625	05/15/21	400,000	402,772	397,000
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	883,375
Commscope Holdings Inc.	6.625	06/01/20	500,000	500,904	512,500
Consolidated Energy Finance S.A.	6.750	10/15/19	947,000	938,371	894,915
Cornerstone Chemical Company	9.375	03/15/18	750,000	761,245	780,000
Coveris Holdings S.A.	7.875	11/01/19	1,000,000	1,000,000	947,500
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	674,688
Dean Foods	6.500	03/15/23	663,000	663,000	672,945
Endo Finance LLC	5.375	01/31/23	1,000,000	982,178	961,250
Family Tree Escrow, LLC	5.750	03/01/23	1,000,000	1,030,608	1,037,500
Forest Laboratories, Inc.	4.875	02/15/21	1,000,000	1,000,000	1,080,040
Forest Laboratories, Inc.	5.000	12/15/21	775,000	775,000	840,706
Harron Communications, L.P.	9.125	04/01/20	500,000	539,247	531,250
HD Supply, Inc.	5.250	12/15/21	265,000	265,000	266,325
HealthSouth Corporation	5.750	11/01/24	500,000	502,467	493,750
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	425,000
Hill-Rom Holdings, Inc.	5.750	09/01/23	385,000	385,000	385,963
H.J. Heinz Company	4.875	02/15/25	600,000	600,000	640,320
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	955,000
Huntington Ingalls Industries	5.000	12/15/21	1,000,000	1,000,000	1,020,000
INEOS Group Holdings PLC	5.875	02/01/19	485,000	485,000	451,050
Infor (US), Inc.	5.750	08/15/20	226,000	223,780	224,870
International Automotive Component	9.125	06/01/18	1,000,000	971,359	1,015,000
International Wire Group	8.500	10/15/17	500,000	518,801	505,000
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,043,001	1,052,500
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	782,482	768,750
Jupiter Resources Inc.	8.500	10/01/22	1,000,000	949,656	562,500
Jurassic Holdings III Inc	6.875	02/15/21	1,000,000	1,007,844	702,500
KeHE Distributors, LLC	7.625	08/15/21	1,000,000	1,056,183	1,050,000
Kindred Escrow Corp. II	8.750	01/15/23	1,000,000	1,000,000	1,083,750
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,350,532	1,364,312
Mallinckrodt PLC	5.750	08/01/22	1,000,000	1,000,000	965,000
Micron Technology, Inc.	5.250	08/01/23	1,000,000	1,000,000	919,800

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

Milacron Financial	7.750%	02/15/21	$500,000	$500,000	$510,000
Moog Inc.	5.250	12/01/22	1,000,000	1,007,445	1,000,000
Murray Energy Corporation	11.250	04/15/21	1,000,000	970,278	525,000
Mustang Merger Corporation	8.500	08/15/21	1,000,000	997,936	1,037,500
Netflix, Inc.	5.500	02/15/22	605,000	605,000	611,050
NXP BV/NXP Funding LLC	3.750	06/01/18	1,500,000	1,500,000	1,503,750
Onex Corporation	8.500	10/01/22	352,000	352,000	299,200
Paragon Offshore plc.	6.750	07/15/22	1,000,000	338,420	130,000
Pinnacle Operating Corporation	9.000	11/15/20	1,000,000	1,037,020	970,000
Prestige Brands Holdings, Inc.	5.375	12/15/21	1,350,000	1,350,000	1,316,250
Rite Aid Corporation	6.125	04/01/23	744,000	744,000	738,420
Sabre GLBL Inc.	5.375	04/15/23	347,000	347,000	341,795
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	500,000	500,000	511,875
Sirius XM Radio Inc.	5.875	10/01/20	750,000	750,000	763,125
Sirius XM Radio Inc.	5.375	04/15/25	250,000	250,000	238,750
Surgical Care Affiliates, Inc.	6.000	04/01/23	918,000	918,000	908,820
Teine Energy Ltd.	6.875	09/30/22	900,000	893,514	768,375
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	883,750
Unitymedia KabelBW GmbH	6.125	01/15/25	1,000,000	1,000,000	987,500
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	308,750
Univision Communications, Inc.	5.125	02/15/25	860,000	871,368	806,250
UPCB Finance IV Limited	5.375	01/15/25	425,000	425,000	399,500
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,182	897,600
Virgin Media Secured Finance PLC	5.250	01/15/26	1,000,000	1,009,146	920,000
VRX Escrow Corp.	6.125	04/15/25	782,000	782,000	744,855
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	990,000
Welltec A/S	8.000	02/01/19	750,000	741,428	680,625
West Corporation	5.375	07/15/22	1,000,000	982,415	923,750
Woodside Homes Company, LLC	6.750	12/15/21	1,000,000	1,002,096	920,000
XPO Logistics, Inc.	7.875	09/01/19	933,000	956,418	909,675
Total Bonds				54,350,366	51,947,171

Preferred Stock - 0.03%
Ally Financial, Inc.			72	22,662	72,227
TherOX, Inc. (B)			103	—	—
Total Preferred Stock				22,662	72,227

Common Stock - 0.00%
Touchstone Health Partnership (B)			1,168	—	—
Total Common Stock				—	—

Total Rule 144A Securities				54,373,028	52,019,398

Total Corporate Restricted Securities				$245,318,970	$248,468,423

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Public Securities - 15.24%: (A)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Bank Loans - 0.67%
American Energy - Marcellus, LLC	8.500%	07/09/21	$209,882	$207,246	$22,388
Aquilex Holdings LLC	5.000	12/31/20	292,707	292,153	288,316
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	992,086	705,000
Synarc-BioCore Holdings, LLC	9.250	03/04/22	1,000,000	991,912	920,000
Total Bank Loans				2,483,397	1,935,704

Bonds - 14.19%
Accuride Corp	9.500%	08/01/18	$1,500,000	$1,522,695	$1,507,500
ADT Corporation	6.250	10/15/21	1,000,000	1,030,311	1,031,250
Ally Financial, Inc.	5.500	02/15/17	1,500,000	1,510,758	1,537,500
Alta Mesa Financial Services	9.625	10/15/18	767,000	762,759	404,593
Anixter, Inc.	5.125	10/01/21	421,000	421,000	417,843
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	704,000
Bonanza Creek Energy, Inc.	5.750	02/01/23	1,000,000	1,000,000	650,000
California Resources Corporation	6.000	11/15/24	970,000	970,000	577,755
Calpine Corporation	5.750	01/15/25	700,000	700,000	654,500
Calumet Specialty Products Partners L.P.	7.625	01/15/22	1,000,000	1,002,042	930,000
Chrysler Group, LLC	8.250	06/15/21	415,000	450,473	440,398
CIT Group Inc.	3.875	02/19/19	1,000,000	1,000,000	994,375
Clearwater Paper Corporation	4.500	02/01/23	750,000	744,091	693,750
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,536	1,312,500
Commercial Vehicle Group Inc.	7.875	04/15/19	989,000	1,008,950	1,006,308
CVR Refining LLC	6.500	11/01/22	650,000	631,210	629,850
D.R. Horton, Inc.	4.000	02/15/20	1,000,000	1,000,000	1,007,500
DuPont Fabros Technology, Inc.	5.625	06/15/23	600,000	595,379	603,000
Ferrellgas Partners, L.P	6.750	01/15/22	465,000	465,000	432,450
First Data Corporation	11.750	08/15/21	650,000	650,000	721,500
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	273,000
HCA Holdings, Inc.	3.750	03/15/19	1,000,000	1,000,000	997,500
HealthSouth Corporation	5.750	11/01/24	393,000	400,439	388,088
Hilton Worldwide Holdings, LLC	5.625	10/15/21	1,000,000	1,000,000	1,032,500
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	371,250
Huntington Ingalls Industries	7.125	03/15/21	750,000	770,482	785,625
Icahn Enterprises L.P.	4.875	03/15/19	970,000	970,000	971,455
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,167,761	1,181,625
Lamar Media Corp.	5.375	01/15/24	320,000	320,000	323,200
Lear Corporation	4.750	01/15/23	750,000	738,130	735,000
Lennar Corporation	4.500	11/15/19	250,000	250,503	252,125
Lennar Corporation	4.750	11/15/22	750,000	740,874	728,100
Magnum Hunter Resources, Corp.	9.750	05/15/20	1,500,000	1,554,440	675,000
MarkWest Energy Partners, L.P.	4.875	12/01/24	1,000,000	1,000,000	915,000

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

Memorial Production Partners LP	6.875%	08/01/22	$1,000,000	$985,994	$610,000
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,005,000
Meritor, Inc.	7.875	03/01/26	669,000	663,403	907,331
Nielsen Finance LLC	4.500	10/01/20	1,000,000	1,000,000	1,002,500
NRG Energy, Inc.	6.250	07/15/22	1,000,000	1,000,000	910,000
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	792,300
Omnova Solutions, Inc.	7.875	11/01/18	1,200,000	1,212,956	1,188,000
Orbital ATK Inc.	5.250	10/01/21	1,000,000	1,000,000	1,012,500
Perry Ellis International, Inc.	7.875	04/01/19	250,000	248,514	252,500
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	938,803	940,000
Precision Drilling Corporation	6.625	11/15/20	750,000	765,755	654,375
Select Medical Corporation	6.375	06/01/21	650,000	657,974	633,750
Sprint Corporation	7.125	06/15/24	315,000	315,000	242,424
Stone Energy Corporation	7.500	11/15/22	1,000,000	1,025,243	620,000
Tenet Healthcare Corporation	6.750	06/15/23	725,000	721,473	719,563
Suburban Propane Partners, L.P.	5.750	03/01/25	1,000,000	1,000,000	947,500
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	1,027,500
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	744,625
Xerium Technologies, Inc.	8.875	06/15/18	831,000	856,795	843,465
Total Bonds				44,821,743	40,939,373

Common Stock - 0.38%
Chase Packaging Corporation			9,541	—	572
Nortek, Inc.			175	1	11,079
Supreme Industries, Inc. (B)			131,371	267,319	1,094,320
Total Common Stock				267,320	1,105,971

Total Corporate Public Securities				$47,572,460	$43,981,048

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 1.73%
PPG Industries, Inc.	0.430%	10/06/15	$2,000,000	$1,999,881	$1,999,881
Ryder System, Inc.	0.350%	10/13/15	3,000,000	2,999,650	2,999,650
Total Short-Term Securities				$4,999,531	$4,999,531

Total Investments	103.06%			$297,890,961	$297,449,002

Other Assets	8.15				23,511,333
Liabilities	(11.21)				(32,334,722)
Total Net Assets	100.00%				$288,625,613

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of September 30, 2015, the value of these securities amounted to $196,449,025, or 68.06% of net assets.
^	Effective yield at purchase
PIK	- Payment-in-kind

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE & DEFENSE - 4.67%		Torrent Group Holdings, Inc.	$1,985,724
A S C Group, Inc.	$2,961,023	Wellborn Forest Holding Company	1,587,546
FMH Holdings Corporation	3,191,270		21,307,904
Huntington Ingalls Industries	1,805,625
Merex Holding Corporation	1,364,410	CABLE & SATELLITE - 1.30%
Orbital ATK Inc.	1,012,500	Altice S.A.	910,000
Sunvair Aerospace Group Inc.	2,603,813	Harron Communications, L.P.	531,250
Whitcraft Holdings, Inc.	530,206	Unitymedia KabelBW GmbH	987,500
	13,468,847	UPCB Finance IV Limited	399,500
		Virgin Media Secured Finance PLC	920,000
AIRLINES - 0.31%			3,748,250
XPO Logistics, Inc.	909,675
		CHEMICALS - 4.64%
AUTOMOTIVE - 10.92%		Compass Chemical International LLC	3,390,987
Accuride Corp	1,507,500	Consolidated Energy Finance S.A.	894,915
Aurora Parts & Accessories LLC	3,479,143	Cornerstone Chemical Company	780,000
CG Holdings Manufacturing Company	4,178,807	INEOS Group Holdings PLC	451,050
Chrysler Group, LLC	440,398	LBC Tank Terminals Holding Netherlands B.V.	1,364,312
Commercial Vehicle Group Inc.	1,006,308	Omnova Solutions, Inc.	1,188,000
DPL Holding Corporation	4,145,808	Pinnacle Operating Corporation	970,000
Grakon Parent	3,674,981	Polytex Holdings LLC	2,353,816
International Automotive Component	1,015,000	PPG Industries, Inc.	1,999,881
J A C Holding Enterprises, Inc.	943,276		13,392,961
J.B. Poindexter Co., Inc.	1,052,500
K & N Parent, Inc.	403,355	CONSTRUCTION MACHINERY - 0.86%
Lear Corporation	735,000	A W X Holdings Corporation	709,275
Meritor, Inc.	1,912,331	Ashtead Group plc	402,325
Moog Inc.	1,000,000	Jurassic Holdings III Inc	702,500
Power Stop Holdings LLC	3,530,604	Safety Infrastructure Solutions	658,697
Randy’s Worldwide Automotive	2,490,621		2,472,797
	31,515,632
		CONSUMER CYCLICAL SERVICES - 2.72%
BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.75%		CHG Alternative Education Holding Company	3,205,529
Icahn Enterprises L.P.	2,153,080	Church Services Holding Company	670,480
		PPC Event Services	3,047,465
BUILDING MATERIALS - 7.38%		West Corporation	923,750
ACP Cascade Holdings LLC	—		7,847,224
ARI Holding Corporation	4,529,758
Janus Group Holdings LLC	3,962,067	CONSUMER PRODUCTS - 10.04%
Nortek, Inc.	11,079	AMS Holding LLC	727,210
Pearlman Enterprises, Inc.	3,696,721	Animal Supply Company	3,357,458
Ply Gem Industries, Inc.	940,000	Blue Wave Products, Inc.	1,679,728
Signature Systems Holdings Company	842,428	gloProfessional Holdings, Inc.	3,234,736
Sunrise Windows Holding Company	3,752,581	GTI Holding Company	1,654,846

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Handi Quilter Holding Company	$3,405,397	FINANCE COMPANIES - 0.34%
HHI Group, LLC	3,333,243	CIT Group Inc.	$994,375
K N B Holdings Corporation	246,129
Manhattan Beachwear Holding Company	2,406,642	FINANCIAL OTHER - 1.38%
Master Cutlery LLC	3,142,990	Ally Financial, Inc.	1,609,727
Perry Ellis International, Inc.	252,500	First Data Corporation	721,500
Prestige Brands Holdings, Inc.	1,316,250	Hub International Ltd.	955,000
R A J Manufacturing Holdings LLC	796,578	Insurance Claims Management, Inc.	389,064
Transpac Holding Company	—	Onex Corporation	299,200
York Wall Holding Company	3,432,390		3,974,491
	28,986,097	FOOD & BEVERAGE - 7.82%
		1492 Acquisition LLC	1,862,813
DIVERSIFIED MANUFACTURING - 7.62%		Dean Foods	672,945
ABC Industries, Inc.	1,032,683	Eatem Holding Company	1,567,725
Advanced Manufacturing Enterprises LLC	374,310	F F C Holding Corporation	670,313
Airxcel Holdings	3,303,650	GenNx Novel Holding, Inc.	3,475,797
Amsted Industries	505,700	H.J. Heinz Company	640,320
Belden Inc.	379,250	Hospitality Mints Holding Company	2,111,382
BP SCI LLC	1,107,550	Impact Confections	2,540,840
CTP Transportation Products, LLC	674,688	JBS USA Holdings, Inc.	768,750
Custom Engineered Wheels, Inc.	1,302,511	JMH Investors LLC	2,306,454
E S P Holdco, Inc.	609,223	KeHE Distributors, LLC	1,050,000
F G I Equity LLC	1,501,526	Westminster Acquisition LLC	1,497,764
Forum Energy Technologies	273,000	WP Supply Holding Corporation	3,411,493
G C Holdings	343,952		22,576,596
Ideal Tridon Holdings, Inc.	602,700	GAMING - 1.11%
K P I Holdings, Inc.	855,301	CTM Holding, Inc.	3,189,891
Motion Controls Holdings	3,252,825
NABCO, Inc.	304,828	HEALTHCARE - 5.82%
NetShape Technologies, Inc.	1,754,625	American Hospice Management Holding LLC	—
Strahman Holdings Inc	2,719,378	ECG Consulting Group	2,869,810
Supreme Industries, Inc.	1,094,320	GD Dental Services LLC	356,857
	21,992,020	HCA Holdings, Inc.	997,500
		Healthcare Direct Holding Company	264,094
ELECTRIC - 0.54%		HealthSouth Corporation	881,838
Calpine Corporation	654,500	Hill-Rom Holdings, Inc.	385,963
NRG Energy, Inc.	910,000	Kindred Escrow Corp. II	1,083,750
	1,564,500	MedSystems Holdings LLC	575,937
		Select Medical Corporation	633,750
ENERGY - 0.25%		Surgical Care Affiliates, Inc.	908,820
American Energy - Marcellus, LLC	22,388	Synarc-BioCore Holdings, LLC	920,000
Caelus Energy Alaska, LLC	705,000	Synteract Holdings Corporation	4,547,388
	727,388	Tenet Healthcare Corporation	719,563

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

TherOX, Inc.	$—	SMB Machinery Holdings, Inc.	$—
Touchstone Health Partnership	—	Tranzonic Holdings LLC	3,468,576
Valeant Pharmaceuticals International	897,600		29,271,403
VRX Escrow Corp.	744,855
	16,787,725	LODGING - 0.36%
		Hilton Worldwide Holdings, LLC	1,032,500
HOME CONSTRUCTION - 1.36%
D.R. Horton, Inc.	1,007,500	MEDIA & ENTERTAINMENT - 3.82%
Lennar Corporation	980,225	BlueSpire Holding, Inc.	3,528,557
William Lyon Homes	1,027,500	GlynnDevins Acquisition Corporation	1,739,328
Woodside Homes Company, LLC	920,000	HOP Entertainment LLC	—
	3,935,225	Lamar Media Corp.	323,200
		Money Mailer	2,704,364
INDEPENDENT - 1.25%		Netflix, Inc.	611,050
Alta Mesa Financial Services	404,593	Sirius XM Radio Inc.	1,001,875
Antero Resources Corporation	704,000	Univision Communications, Inc.	1,115,000
Jupiter Resources Inc.	562,500		11,023,374
Magnum Hunter Resources, Corp.	675,000
Precision Drilling Corporation	654,375	METALS & MINING - 0.64%
Stone Energy Corporation	620,000	Commercial Metals Company	1,312,500
	3,620,468	Murray Energy Corporation	525,000
			1,837,500
INDUSTRIAL OTHER - 10.14%
ADT Corporation	1,031,250	MIDSTREAM - 1.01%
Advanced Technologies Holdings	724,954	CVR Refining LLC	629,850
AFC - Dell Holding Corporation	2,655,901	Ferrellgas Partners, L.P	432,450
Aquilex Holdings LLC	288,316	MarkWest Energy Partners, L.P.	915,000
Brunswick Corporation	397,000	Suburban Propane Partners, L.P.	947,500
Clough, Harbour and Associates	995,015		2,924,800
Connecticut Electric, Inc.	1,892,402
EPM Holding Company	1,510,951	OIL FIELD SERVICES - 2.39%
Hartland Controls Holding Corporation	3,729,427	Avantech Testing Services LLC	—
Hi-Rel Group LLC	2,181,318	Bonanza Creek Energy, Inc.	650,000
HVAC Holdings, Inc.	3,259,248	California Resources Corporation	577,755
International Wire Group	505,000	Hilcorp Energy Company	425,000
Mail Communications Group, Inc.	707,897	Hornbeck Offshore Services, Inc.	371,250
MC Sign Holdings LLC	1,746,729	Memorial Production Partners LP	610,000
Milacron Financial	510,000	Oasis Petroleum Inc.	792,300
Nielsen Finance LLC	1,002,500	Petroplex Inv Holdings LLC	391,950
Northwest Mailing Services, Inc.	898,964	Teine Energy Ltd.	768,375
O E C Holding Corporation	437,508	Topaz Marine S.A.	883,750
Safway Group Holding LLC/Finance Corporation	511,875	Welltec A/S	680,625
Smart Source Holdings LLC	816,572	WPX Energy, Inc.	744,625
			6,895,630

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

PACKAGING - 1.13%		RETAILERS - 0.71%
Beverage Packaging Holdings	$714,487	Family Tree Escrow, LLC	$1,037,500
Chase Packaging Corporation	572	HD Supply, Inc.	266,325
Coveris Holdings S.A.	947,500	Rite Aid Corporation	738,420
Mustang Merger Corporation	1,037,500		2,042,245
Vitex Packaging Group, Inc.	552,078
	3,252,137	TECHNOLOGY - 2.32%
		Anixter, Inc.	1,402,843
PAPER - 0.85%		Audatex North America, Inc.	439,185
Clearwater Paper Corporation	693,750	Commscope Holdings Inc.	512,500
Dunn Paper	908,823	DuPont Fabros Technology, Inc.	603,000
Xerium Technologies, Inc.	843,465	Infor (US), Inc.	224,870
	2,446,038	Micron Technology, Inc.	919,800
		NXP BV/NXP Funding LLC	1,503,750
PHARMACEUTICALS - 3.26%		REVSpring, Inc.	758,020
Clarion Brands Holding Corp.	3,463,826	Sabre GLBL Inc.	341,795
Endo Finance LLC	961,250		6,705,763
ERG Holding Company LLC	2,087,886
Forest Laboratories, Inc.	1,920,746	TRANSPORTATION SERVICES - 2.89%
Mallinckrodt PLC	965,000	MNX Holding Company	3,155,147
	9,398,708	Ryder System, Inc.	2,999,650
		VP Holding Company	1,186,063
REFINING - 2.38%		Watco Companies, L.L.C.	990,000
Calumet Specialty Products Partners L.P.	930,000		8,330,860
CITGO Petroleum Corporation	883,375
MES Partners, Inc.	2,802,354	WIRELESS - 0.08%
Paragon Offshore plc.	130,000	Sprint Corporation	242,424
Tristar Global Energy Solutions, Inc.	2,134,745
	6,880,474	Total Investments - 103.06%	$297,449,002

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History	Determination of Fair Value

Babson Capital Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information directly available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $196,449,025 (68.06% of net assets) as of September 30, 2015 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks
2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2015, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company’s EBITDA and/or valuation multiple would result in significant increases/ (decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2015.

	Valuation Technique	Unobservable Inputs	Range	Weighted Average

Corporate Bonds	Discounted Cash Flows	Discount Rate	5.6% to 19.6%	12.9%
Equity Securities	Market Approach	Valuation Multiple	3.7x to 12.7x	7.9x

		Discount for lack of marketability	0% to 20%	0.5%

		EBITDA	$0.7 million to $149.0 million	$20.0 million

Babson Capital Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Fair Values Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust’s net assets as of September 30, 2015:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$192,591,009	$—	$51,947,171	$140,643,838
Common Stock - U.S.	19,095,394	—	—	19,095,394
Preferred Stock	14,792,679	—	72,227	14,720,452
Partnerships and LLCs	21,989,341	—	—	21,989,341
Public Securities
Bank Loans	1,935,704	—	1,935,704
Corporate Bonds	40,939,373	—	40,939,373	—
Common Stock - U.S.	1,105,971	1,105,971	—	—
Short-term Securities	4,999,531	—	4,999,531	—
Total	$297,449,002	$1,105,971	$99,894,006	$196,449,025

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2014	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 09/30/2015
Restricted Securities
Corporate Bonds	$131,162,430	$(3,003,582)	$38,980,687	$(6,448,238)	$(20,047,459)	$—	$—	$140,643,838
Common Stock - U.S.	20,112,954	3,767,152	1,394,852	(6,179,564)	—	—	—	19,095,394
Preferred Stock	12,766,592	4,152,561	585,291	(2,783,992)	—	—	—	14,720,452
Partnerships and LLCs	22,013,933	1,754,397	3,459,447	(5,238,436)	—	—	—	21,989,341
Public Securities
Common Stock - U.S.	—	—	—	—	—	—	—	—
	$186,055,909	$6,670,528	$44,420,277	$(20,650,230)	$(20,047,459)	$—	$—	$196,449,025

There were no transfers into or out of Level 1 or Level 2 assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2015, the CI Subsidiary Trust has incurred income tax expense of $98,714.

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	$376,399	—
Net realized gain on investments before taxes	$3,724,515	—
Net change in unrealized depreciation of investments before taxes	$2,569,614	2,747,914

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2015, the CI Subsidiary Trust has a deferred tax liability of $193,230.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the nine months ended September 30, 2015.

Each of the Trust’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

			3.	Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

Babson Capital Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B. Fee: For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.	5.	Purchases and Sales of Investments
			For the nine months ended 09/30/2015
			Cost of Investments Acquired	Proceeds from Sales or Maturities
		Corporate restricted securities	$63,009,387	$54,598,512
		Corporate public securities	3,246,715	14,619,598
4.	Senior Secured Indebtedness

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2015. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of September 30, 2015 is $441,959 and consists of $27,615,254 appreciation and $28,057,213 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $193,230 on net unrealized losses on the CI Subsidiary Trust.

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2015, the Trust incurred total interest expense on the Note of $1,188,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.	6.	Quarterly Results of Investment Operations (Unaudited)

			March 31, 2015
			Amount	Per Share
		Investment income	$6,960,194
		Net investment income	5,449,489	$0.28
		Net realized and unrealized gain on investments (net of taxes)	7,158,460	0.37

			June 30, 2015
			Amount	Per Share
		Investment income	$6,974,880
		Net investment income	5,445,723	$0.28
		Net realized and unrealized gain on investments (net of taxes)	74,744	0.00

			September 30, 2015
			Amount	Per Share
		Investment income	$5,910,139
		Net investment income	4,143,696	$0.21
		Net realized and unrealized loss on investments (net of taxes)	(3,555,402)	(0.18)

THIS PRIVACY NOTICE IS BEING PROVIDED BY THE FOLLOWING ENTITIES: BABSON CAPITAL MANAGEMENT LLC; BABSON CAPITAL SECURITIES LLC; BABSON CAPITAL MANAGEMENT (JAPAN) KK; BABSON CAPITAL CORNERSTONE ASIA LTD.; BABSON CAPITAL FUNDS TRUST; BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND; BABSON CAPITAL CORPORATE INVESTORS AND BABSON CAPITAL PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BABSON CAPITAL”).

When you use Babson Capital you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

●	Applications or other forms, interviews, or by other means;

●	Consumer or other reporting agencies, government agencies, employers or others;

●	Your transactions with us, our affiliates, or others; and

●	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This notice describes the privacy policies of Babson Capital, and applies to all accounts you presently have, or may open in the future, with Babson Capital using your social security number or federal taxpayer identification number. As mandated by various regulators, including rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you remain a customer of Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202) 371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

September 2015

Members of the Board of Trustees

William J. Barrett

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief Financial Officer

Janice M. Bishop
Vice President, Secretary & Chief
Legal Officer

Sean Feeley
Vice President

Robert M. Shettle
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer
DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Babson Capital Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Babson Capital Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Corporate Investors

CI6216